EXHIBIT 99.1

Exponent Elevates John Pye to President and Eric Anderson to CFO Reporting to Catherine Corrigan, CEO; Rich Schlenker to Remain as Executive VP and to Stand for Election to Board of Directors

MENLO PARK, Calif., April 06, 2026 (GLOBE NEWSWIRE) -- Exponent, Inc. (Nasdaq:EXPO), a leading engineering and scientific consulting firm, today announced its appointment of John Pye to President and Eric Anderson to Chief Financial Officer, both effective May 1, 2026 and reporting to Catherine Corrigan, Chief Executive Officer; nomination of Richard Schlenker, Executive Vice President and current Chief Financial Officer to stand for election to the Board of Directors; and the appointment of Karen Richardson as Chairman of the Board upon the retirement of Paul Johnston effective as of the Annual Meeting of Stockholders to be held on June 4, 2026.

Dr. Pye joined Exponent in 1999, was promoted to Principal Engineer in 2006, and held roles of increasing responsibility in the firm including Director of the Test and Engineering Center in Phoenix, Director of the Technology Development Practice, Corporate Vice President, and Group Vice President for the Transportation Group. He has led some of the firm’s most technically ambitious and innovative multidisciplinary programs, managed large-scale and category-leading consulting and testing operations, and played a key role in expanding Exponent’s work at the intersection of emerging technology, safety, and transformational challenges. In his current role as Vice President of Global Offices and Innovation, John is spearheading growth through the evolution of Exponent’s innovation agenda, driving investments in advanced capabilities and strengthening the firm’s ability to address increasingly complex client challenges.

“John is a visionary leader with deep technical credibility and a keen ability to see around corners—anticipating how accelerating technological change, evolving risk, and heightened scrutiny of safety and performance will create opportunities for growth,” said Dr. Corrigan. “He has consistently challenged the firm to think bigger, move faster, and innovate more boldly, while staying grounded in the technical rigor and independence that define Exponent. As we evolve our capabilities and empower our people to solve increasingly complex challenges, John’s collaborative leadership style and proven ability to foster a culture of innovation make him exceptionally well suited to lead Exponent into its next stage of growth.”

“Exponent is uniquely situated at the intersection of science, engineering, and real-world impact, and my vision is to build from this position of strength to accelerate the growth of a firm that leads through periods of rapid change,” said Dr. Pye. “By investing in innovation and our people, deepening collaboration across disciplines, and staying relentlessly focused on technical excellence, we will evolve our capabilities to meet our clients’ most complex challenges. I am excited to work with our leadership and our people to shape Exponent’s future growth.”

Eric Anderson joined the firm as Controller in 2003, was appointed Vice President in 2013, and has served as Vice President of Finance and Accounting since 2024. He brings deep financial and operational expertise to the Chief Financial Officer role, along with a deep understanding of Exponent’s business, culture, and diversified portfolio of work. He has extensive experience in financial planning and analysis, regulatory compliance, risk management, and forecasting, and has been instrumental in strengthening Exponent’s financial processes and upholding the firm’s commitment to the highest ethical standards in financial reporting. Richard Schlenker, Exponent’s current Chief Financial Officer and Executive Vice President, effective May 1, 2026, will cease in his role as Chief Financial Officer, but continue in his role as Executive Vice President.

“Eric’s appointment reflects both his exceptional technical capabilities and the high level of trust he has earned across Exponent,” said Dr. Corrigan. “He combines rigorous financial discipline with a deep understanding of our strategy and operations, and he has consistently demonstrated sound judgment, integrity, and a collaborative leadership style. I am confident he will be a strong partner as we continue to execute our long-term growth strategy.”

Dr. Paul Johnston, Chairman of the Board and former CEO, will retire from the Board effective as of the Annual Meeting of Stockholders to be held on June 4, 2026. Karen Richardson, currently the Lead Independent Director, has been appointed to serve as the Chairman of the Board at that time. In addition, the Board has approved the nomination of Richard Schlenker, Executive Vice President and current Chief Financial Officer, to stand for election as a Director.

“Paul’s leadership and vision of excellence have had a profound impact on Exponent over his 45-year tenure with the firm,” said Dr. Corrigan. “On a personal level, Paul has been an incredibly impactful mentor to both John and me and to so many leaders across the firm. I am immensely grateful for his lasting contributions, and I am confident in the continued strength of the Board under Karen’s leadership and with the addition of Rich’s deep financial expertise, sound judgment, and strong enterprise perspective.”

“On behalf of the Board and the entire firm, we thank Paul for his immeasurable contributions to Exponent,” said Ms. Richardson. “I am honored to take on the role of Chairman and look forward to continuing to build on the strong foundation Paul helped establish.”

“I am fully supportive of these leadership appointments and deeply confident in the direction they set for Exponent,” said Dr. Johnston. “John Pye brings exceptional vision, technical depth, and an unwavering commitment to innovation as President, while Eric Anderson provides the financial discipline, judgment, and operational insight essential to sustaining Exponent’s long-term growth. I am equally pleased to see Karen Richardson assume the role of Chairman of the Board; her experience, integrity, and understanding of Exponent’s culture will serve the firm and its stockholders extremely well. Finally, I welcome the nomination of Rich Schlenker to the Board of Directors, where his deep institutional knowledge and strategic perspective will be invaluable. Together, this team reflects Exponent’s strong leadership bench and positions the firm exceptionally well for its next chapter.”

About Exponent

Exponent brings together 90+ technical disciplines and 950+ consultants to help our clients navigate the increasing complexity of more than a dozen industries, connecting decades of pioneering work in failure analysis to develop solutions for a safer, healthier, more sustainable world.

Exponent's consultants deliver the highest value by leveraging multidisciplinary expertise and resources from across Exponent's offices in North America, Asia, and Europe. Exponent's consultants, laboratories, databases, and computing resources work seamlessly together around the globe, enabling us to produce the breakthrough insights needed to help multinational companies, startups, law firms, insurance companies, governments, and society respond to incidents and push their products and processes forward.

Exponent may be reached at (888) 656-EXPO, info@exponent.com, or www.exponent.com.

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